UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 17, 2021

Aeva Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39204	84-3080757
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 Ellis Street Mountain View, California		94043
(Address of principal executive offices)		(Zip Code)

(650) 481-7070

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities	registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	AEVA	New York Stock Exchange LLC
Warrants to purchase one share of common stock	AEVA.WS	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 12, 2021, the Securities and Exchange Commission (the “SEC”) issued a statement (the “Statement”) on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”). The Statement discussed certain features of warrants similar to the private placement warrants (the “Private Placement Warrants”) issued in connection with the initial public offering of InterPrivate Acquisition Corp. (“IPV”). The features discussed in the Statement were not included in the public warrants issued by IPV in connection with its initial public offering. As previously announced, Aeva Technologies, Inc. (the “Company”) completed its business combination with IPV on March 12, 2021 (the “Merger”).

On May 17, 2021, the Audit Committee of the Board of Directors of the Company, after discussion with management of the Company and based on management’s consultation with Marcum LLP, IPV’s independent registered public accounting firm, concluded that IPV’s previously issued consolidated financial statements as of and for the year ended December 31, 2020 (included in IPV’s Annual Report on Form 10-K for the year ended December 31, 2020) should be restated to reflect the impact of the Statement on the Private Placement Warrants and accordingly, should no longer be relied upon. Similarly, any previously furnished or filed reports, related earnings releases, investor presentations or similar communications describing IPV’s financial results for the year ended December 31, 2020 should no longer be relied upon. In addition, the unaudited pro forma condensed combined financial information included in the Company’s Form 8-K filed on March 18, 2021 should no longer be relied upon.

The Company intends to file restated financial statements for IPV for the year ended December 31, 2020 on Form 10-K/A as soon as reasonably practicable.

In light of the restatement discussed above, the Company has reassessed the effectiveness of IPV’s controls and procedures as of December 31, 2020 and has concluded that IPV did not maintain effective disclosure controls and procedures and had a material weakness in internal control over financial reporting as of such date.

Authorized officers of the Company have discussed the matters disclosed in this Item 4.02 with Marcum LLP, IPV’s independent registered public accounting firm prior to the Merger, and with Deloitte & Touche LLP, the Company’s current independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2021	Aeva Technologies, Inc.

	By:	/s/ Saurabh Sinha
	Name:	Saurabh Sinha
	Title:	Chief Financial Officer